                                                                               S

                                                                             / /
                                                                    AIM EMERGING
                                                                    MARKETS FUND
                                                              FORMERLY GT GLOBAL
                                                                        EMERGING
                                                                    MARKETS FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                  APRIL 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairmen.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views of the Fund's management
described in this report are as
of the date written. Portfolio
holdings and allocations are as
of April 30, 1998, unless
otherwise noted. These views,
portfolio holdings and
allocations may have changed
subsequently.

AIM EMERGING MARKETS FUND
MESSAGE FROM THE CHAIRMEN


Dear Fellow Shareholder,


We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective June 1, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

If you have any questions about your account, you can continue to call 800-223-2138 for information, service and transactions. Fund and account information can also be found on the GT Global Website (www.gtglobal.com). These sources will be available to you until September 1998. At that time, GT Global accounts will be fully integrated into The AIM Family of Funds-Registered Trademark-, and you will have received additional information from AIM.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.


Sincerely,

/s/ William J. Guilfoyle                /s/ Charles T. Bauer

William J. Guilfoyle                    Charles T. Bauer
Chairman of the Board and President,    Chairman,
GT Global Funds                         The AIM Family of Funds-Registered
                                        Trademark-


                                          1
                                       -  -  -

[Photo]

INVESTMENT OBJECTIVE

The AIM Emerging Markets Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand and most of the countries of western Europe.


AIM EMERGING MARKETS FUND
PERFORMANCE SUMMARY

 MONTH    AIM EMERGING MARKETS FUND    IFC INVESTABLE COMPOSITE
 5/18/92             9525                              10000
 5/31/92             9550                               9832
 6/30/92             9358                               8823
 7/31/92             9333                               8804
 8/31/92             9100                               8432
 9/30/92             8942                               8257
10/31/92             9258                               8626
11/30/92             9075                               8569
12/31/92             9034                               8855
 1/31/93             9269                               8816
 2/28/93             9529                               9040
 3/31/93             9630                               9334
 4/30/93             9915                               9669
 5/31/93            10159                               9880
 6/30/93            10176                              10160
 7/31/93            10386                              10476
 8/31/93            10956                              11326
 9/30/93            11150                              11782
10/31/93            12107                              12774
11/30/93            12736                              13584
12/31/93            14857                              15905
 1/31/94            15556                              16015
 2/28/94            15053                              15599
 3/31/94            13739                              14025
 4/30/94            13270                              13759
 5/31/94            13526                              14083
 6/30/94            12945                              13579
 7/31/94            13858                              14554
 8/31/94            15787                              16425
 9/30/94            16197                              16833
10/31/94            16051                              16279
11/30/94            15522                              15666
12/31/94            14299                              13997
 1/31/95            12809                              12126
 2/28/95            11988                              11969
 3/31/95            12139                              11938
 4/30/95            12711                              12439
 5/31/95            13130                              12904
 6/30/95            12934                              12982
 7/31/95            13344                              13395
 8/31/95            13077                              13036
 9/30/95            12898                              12937
10/31/95            12354                              12449
11/30/95            11791                              12387
12/31/95            12318                              12818
 1/31/96            13282                              13892
 2/29/96            13237                              13583
 3/31/96            13318                              13782
 4/30/96            13612                              14337
 5/31/96            13630                              14211
 6/30/96            13371                              14380
 7/31/96            12675                              13435
 8/31/96            13014                              13852
 9/30/96            13112                              14056
10/31/96            12728                              13754
11/30/96            12773                              13958
12/31/96            12970                              14020
 1/31/97            13792                              15009
 2/28/97            14265                              15744
 3/31/97            13685                              15355
 4/30/97            13604                              15094
 5/31/97            13926                              15607
 6/30/97            14471                              16281
 7/31/97            14846                              16438
 8/31/97            12693                              14340
 9/30/97            13051                              14806
10/31/97            10889                              12376
11/30/97            10630                              11788
12/31/97            10889                              11930
 1/31/98             9835                              11166
 2/28/98            10514                              12304
 3/31/98            10951                              12786
 4/30/98            11193                              12829


The chart above shows the performance of the AIM Emerging Markets Fund Class A shares since inception, versus the IFC Investable Composite Index. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $11,233 on April 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $8,570 on April 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1998

SHARE CLASS              WITHOUT SALES CHARGE(2)                 WITH SALES CHARGE
                    1-YEAR    5-YEAR    LIFE OF FUND        1-YEAR    5-YEAR    LIFE OF FUND
CLASS A(3)          -17.73     2.45         2.75            -21.64     1.46         1.91
CLASS B(3)          -18.19     1.94         2.49            -22.28     1.56         2.32
ADVISOR CLASS(4)    -17.28     N/A         -5.16              N/A      N/A          N/A

HISTORICAL PERFORMANCE %(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)

           1992      1993      1994      1995     1996       1997
CLASS A   -5.16(3)  64.46     -3.75     -13.86    5.30      -16.05
CLASS B    N/A      53.92(3)  -4.28     -14.34    4.77      -16.47

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge, which, if included, would have reduced performance quoted.

(3) The Fund began operations for Class A Shares on May 18, 1992; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.


                                          2
                                       -  -  -

                                                       AIM EMERGING MARKETS FUND

INTERVIEW WITH THE EMERGING MARKETS TEAM


Q    HOW DID THE FUND PERFORM?

A    For the six-month period to April 30, 1998, sentiment toward many emerging equity markets continued to suffer from the Asian crisis, beginning with the devaluation of the Thai baht in July 1997. The fall in oil prices in March of this year also contributed to the softness of several emerging markets, including Russia, Mexico and Venezuela.

Against this backdrop, the Fund's Class A shares returned a total of 2.79% (-2.11% including the maximum 4.75% sales charge); total return for the Fund's Class B shares was 2.51% (-2.49% including the maximum 5% contingent deferred sales charge). The International Finance Corporation (IFC) Investable Composite Index(5) returned 3.66% over the same period.

On a country selection basis, the Fund performed well against the IFC Investable Composite Index, with our underweighted positions in Malaysia and Indonesia contributing significantly to the Fund's performance. Security selection in Taiwan was also overwhelmingly positive. Stock selection overall, and in South Africa in particular, caused the Fund to slightly lag the index.

Q    WHAT COMPANIES MOST IMPACTED FUND PERFORMANCE?

A    In this difficult environment, a few select companies performed well, including Asustek Computer of Taiwan, Brazil's Telebras and Telefonos de Mexico. Asustek benefited from strength in the electronics sector and a strong competitive position. Telebras and Telefonos de Mexico-two of the most liquid stocks in Latin America-recovered from their October lows as funds returned to emerging markets.

Notable disappointments included South Africa's Iscor-a steel producer-and other resource-based stocks that have been hit by significant downward revisions in growth and, therefore, forecast commodity prices.

REAL GDP GROWTH

[Graph]

                               89       98f
U.S./Germany/Japan            3.7%      1.8%
Latin America                 1.8%      3.6%
E. Europe/Mid-East            2.8%      3.7%
Emerging Asia                 6.1%      2.4%

Source: INVESCO (NY), Inc., May 1998

Q    HOW IS THE FUND POSITIONED RELATIVE TO THE IFC INVESTABLE COMPOSITE INDEX?

A    We remain underweight most Asian emerging markets.  We are significantly overweighted relative to the index in only a few emerging markets--Egypt, Turkey, Israel and Hungary. We feel some emerging markets are overly exposed to weakness in the price of oil and other commodities. Others, particularly in Europe, appear very expensive. Above all, the problems of the newly industrialized countries in East Asia continue to overshadow most emerging markets.

At the end of April, the Fund was overweighted in the EMEA region (the emerging markets of Europe, the Middle East and Africa), underweighted in Asia and in line with the index weighting in Latin America.

Within EMEA, we added to our positions in Turkey, Egypt, Israel, Greece and Hungary over the six-month period. At the same time, we reduced exposure in South Africa, to a considerably underweighted position relative to the index. We also sold off a significant number of our Asian holdings, including those in Indonesia, Thailand and Hong Kong.

                                                                   CONTINUED P.4

(5) The IFC Investable Composite Index is a market value-weighted average of the performance of the securities listed on the exchanges of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.




                                          3
                                       -  -  -

INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

We substantially reduced exposure to Hong Kong-listed red-chip stocks. Among our Latin American holdings, we supplemented our investments in Argentina, Brazil and Peru at the expense of Chile. Our position in Mexico remained roughly static. Relative to the index, we were overweighted in Brazil and Peru at the end of the period.

The most important underweighted positions include Indonesia, South Korea, Malaysia, Thailand and Taiwan. We see insufficient progress toward restructuring and recapitalization of the banking sector, with authorities continuing to sanction non-market based solutions. In South Korea, major corporations remain in business even though bankrupt, the Malaysian government has financially rescued politically well-connected companies, and the political situation in Indonesia remains volatile. We are underweighted Taiwan despite its relatively stable economic and political outlook because we feel valuations are too demanding.

Additionally, we have zero exposure to Venezuela, which is especially vulnerable to any further weakness in the price of oil; to the Czech Republic, where we feel political risks are excessive; and to Portugal, which appears very overvalued.

Q    WHAT DO YOU LIKE ABOUT EMEA?

A    Although our outlook for many of these markets continues to be overshadowed by events in Asia, we find some selected opportunities in the region. In particular, we favor Egypt, Israel and Hungary.

In Egypt, interest rates have continued to edge lower, largely on the back of a slight fall in inflation. We believe valuations remain attractive and that economic reform and inflows of foreign capital could boost consumption and investment.

We believe falling inflation in Israel could prompt authorities to cut interest rates further. Both economic fundamentals and stock valuations are attractive, leading us to overweight the Israeli market.

Our outlook for Hungary remains positive. The commitment of Hungarian authorities to financial stability and economic austerity has resulted in a significant rerating of the domestic stock market. Its status as a relatively safe haven subsequent to the global equity market turbulence in October 1997 has produced substantial capital inflows and driven the market to record levels. Fundamentally, the market continues to impress, and we are forecasting significantly higher export-fueled growth this year. While we currently expect to remain overweighted, we will watch for any signs of overheating.

Q    WHAT ARE YOUR EXPECTATIONS OF SOUTH AMERICAN MARKETS?

A    Weakness in the price of oil has led to a tightening in Mexico's fiscal policy, which we believe may serve to dampen domestic demand. Moreover, trade accounts have deteriorated somewhat and, as a consequence, the peso may soften. Against these negative factors, inflation has stabilized, interest rates could decline from here, and we are able to identify a range of attractive stocks. We remain slightly underweighted.

We are underweighted in Argentina's major oil stocks, which account for about 43% of the stock market's capitalization. However, we are overweighted in banks and other plays on domestic demand, which remains firm.

We believe Brazil's economic growth is likely to be constrained by the doubling in interest rates, to around 40%, and by the latest fiscal package. Much of the good news about the economic reform program has already been discounted by the market. Further progress may also be difficult following the deaths of two key political supporters of President Cardoso. Although we are still overweight relative to the index, we have begun to trim our positions somewhat. In our stock selection, we are concentrating on privatization plays.

Among the smaller markets, we are overweighted to Peru. Even though El Nino and falling metal prices have had a severe impact on the important fishing and mining industries, we believe equity valuations are attractive. However, we are avoiding Colombia, where the economy remains weak and where political instability remains a key issue.

                                                                   CONTINUED P.5

                                                       AIM EMERGING MARKETS FUND

INTERVIEW WITH THE MANAGEMENT TEAM   CONTINUED

We are also avoiding Venezuela, where we think the fall in the price of oil will contribute to an economic slowdown and, possibly, to currency weakness. In Chile, we believe valuations are beginning to appear attractive and that the stock market may have discounted the impact of problems in East Asia on Chile's exports, along with the recent rise in interest rates.

Q    WHY DID YOU REDUCE THE FUND'S EXPOSURE TO ASIA?

A    We believe the recent optimism that produced strong rallies in a number of these markets over the past three to four months is misplaced. In our opinion, the environment in Asia remains very challenging, and we continue to believe regional stock markets will remain volatile.

Thanks in part to Japan's worsening problems, economic conditions throughout the region continue to deteriorate. While additional renegotiations of foreign currency debt will take place later in 1998, authorities have not moved sufficiently to recapitalize failed banks in the countries most affected by financial crises over the last year. Above all, the economic problems and political instability of Indonesia are likely to dampen investment sentiment toward other ASEAN countries, South Korea and Hong Kong for some time.

Q    WHAT IS YOUR POSITION ON SOUTH AFRICA?

A    We have continued to realize profits in South Africa and are currently underweighted relative to the index. Short-term inflows of capital have boosted money supply growth, with the consequence that bond yields have risen. Most analysts are recognizing weakness in the economy and revising their earnings forecasts down. We feel valuations are demanding.

Q RUSSIA CONTINUES TO BE A SIGNIFICANT FUND HOLDING AT 4.9%. ARE YOU CONCERNED ABOUT RECENT MARKET WEAKNESS?

A    We continue to believe in Russia's merits as a long-term holding. However, in recognizing that the recent weakness of Russia's stock market accurately reflects the country's problems, we retain a position broadly in line with the index. Should high interest rates persist, we are concerned they could destabilize the Russian economy.

Even after slashing public spending, the government is forecasting a budget deficit of about 5% of GDP this year. It has assumed that, on average, interest rates will be 25% and that interest payments on government debt will amount to about one-quarter of public spending. If interest rates stay at twice this level, the government's finances will be in disarray. The recent miners' strike suggests to us that the public will not tolerate further cuts in spending. We will continue to monitor developments closely.

GEOGRAPHIC ALLOCATION OF NET ASSETS%

                    APRIL 30, 1998      APRIL 30, 1997
ARGENTINA                 3.5                 0.3
BRAZIL                   14.2                 9.8
CHILE                     4.5                   -
CHINA                     0.3                   -
COLOMBIA                    -                 2.9
CZECH REPUBLIC              -                 3.2
EGYPT                     7.0                   -
GREECE                    3.3                 4.4
HONG KONG                 0.3                 8.5
HUNGARY                   2.6                   -
INDIA                     5.2                 9.8
IRELAND                   0.8                   -
ISRAEL                    3.7                 3.2
KAZAKHSTAN                0.3                   -
KOREA                     0.9                 1.4
MALAYSIA                  2.2                 3.6
MEXICO                   11.0                 9.9
MOROCCO                   0.1                   -
PAKISTAN                  1.2                 0.2
PANAMA                      -                 3.3
PERU                      2.3                   -
PHILIPPINES               2.0                 0.6
POLAND                    0.5                   -
PORTUGAL                    -                 1.7
ROMANIA                   0.3                   -
RUSSIA                    4.9                 6.9
SOUTH AFRICA             10.8                 7.3
SRI LANKA                 0.6                   -
TAIWAN                    4.2                   -
THAILAND                  0.4                 0.3
TURKEY                    6.9                 2.4
UNITED KINGDOM            1.2                   -
UNITED STATES & OTHER     4.8                16.0
VENEZUELA                   -                 1.7
ZIMBABWE                    -                 2.6


                                          5
                                       -  -  -

                                                       AIM EMERGING MARKETS FUND

ALLOCATION OF NET ASSETS

[Graph]

Consumer Durables         1.8%
Capital Goods             1.8%
Health Care               2.1%
Technology                2.7%
Other                     6.0%
Consumer Non-Durables     8.2%
Multi Industry/Misc.     10.6%
Materials/Basic Ind.     12.7%
Energy                   15.2%
Finance                  19.1%
Services                 19.8%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.

AIM EMERGING MARKETS FUND                                                                                                 % of
KEY PORTFOLIO HOLDINGS(6)                                                                                Country        Net Assets
TELEBRAS  The holding company of Brazil's local and long-distance services, this currently state-        Brazil            4.6
controlled firm is scheduled for privatization in 1998.

PETROBRAS  Produces oil and natural gas liquids through approximately 7,258 producing wells.             Brazil            1.7
The company continues to benefit from the rapid growth of both reserves and production.

ELETROBRAS  Operates as a holding company for the electricity sector in Brazil.  The company             Brazil            1.5
plans, finances, coordinates and supervises expansion and construction projects for electric companies.

TELEFONOS DE MEXICO S.A. DE C.V.  Provides national and international long-distance and local            Mexico            1.4
telephone service to 7,320 communities throughout Mexico. The company also provides voice, data, image signal and cellular transmission services.

SUEZ CEMENT CO.  A manufacturer of cement and other building materials, the company also                 Egypt             1.4
operates two plants, one in Suez and another in Quattamia.

ASUSTEK COMPUTER INC.  Manufactures and markets Pentium Pro, Pentium and 486-based mainboards.           Taiwan            1.3
The company also offers other peripherals such as audio, video and network cards.
Asustek sells its products in Taiwan and exports to America, Asia and Europe.

TELEFONICA DEL PERU S.A.  This is a full service telecommunications provider, offering fixed local       Peru              1.3
and domestic and international long distance telephone services, on an exclusive basis, throughout Peru.

HELIOPLIS HOUSING  A real estate developer.                                                              Egypt             1.3

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V.  The largest manufacturer of diapers, tissue paper, notebooks     Mexico            1.2
and paper in Mexico. The company's conservative management has concentrated on lowering costs every year to retain its competitive position in the marketplace.

LUKOIL HOLDINGS  Russia's largest private oil and gas company, LUKoil holds 18% of Russia's oil          Russia            1.2
and gas extracting market and 11% of its refining market. The company's oil reserves are estimated to be the second largest in the world.



Source: Bloomberg, April 1998.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.


                                          6
                                       -  -  -

AIM EMERGING
MARKETS FUND
(FORMERLY
GT GLOBAL
EMERGING
MARKETS FUND)

FINANCIAL
STATEMENTS

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Fund
(formerly GT Global Emerging Markets Fund) and
Board of Directors of AIM Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Emerging Markets Fund (formerly GT Global Emerging Markets Fund), one of the funds organized as a series of AIM Investment Funds, Inc., including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Markets Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                                       F1

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (19.8%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         4.6
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --             50,962   $  6,207,802          --
    Common ..................................................   --         30,136,813      2,991,280          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX            51,127      2,895,066         1.4
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          119,250      2,638,406         1.3
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ...................................   SAFR               --             --         1.1
    RETAILERS-OTHER
    Common ..................................................   --          1,191,699      2,264,287          --
    "N" .....................................................   --             25,198         45,883          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .......................   HGRY           67,990      2,005,705         1.0
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V" ...................................   MEX         1,080,730      1,901,166         0.9
    RETAILERS-OTHER
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            41,300      1,693,300         0.8
    BROADCASTING & PUBLISHING
  Philippine Long Distance Telephone Co.: ...................   PHIL               --             --         0.7
    TELEPHONE - LONG DISTANCE
    ADR{\/} .................................................   --             30,200        815,400          --
    Common ..................................................   --             21,500        577,091          --
  Carso Global Telecom "A1" .................................   MEX           339,700      1,303,453         0.6
    TELEPHONE NETWORKS
  Mahanagar Telephone Nigam Ltd.: ...........................   IND                --             --         0.6
    TELECOM - OTHER
    GDR-/- {\/} .............................................   --             43,300        694,965          --
    Common ..................................................   --             84,400        535,873          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL        5,368,655      1,220,682         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            30,983      1,194,782         0.6
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE           47,107      1,180,619         0.6
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP)-/- ............   BRZL        3,945,000      1,029,805         0.5
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG            27,900        830,025         0.4
    TELEPHONE NETWORKS
  Vimpel-Communications - ADR-/- {\/} .......................   RUS            14,700        793,800         0.4
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ..........................   ARG            19,400        698,400         0.3
    TELEPHONE NETWORKS
  Hellenic Telecommunications Organization S.A. .............   GREC           24,180        692,484         0.3
    TELEPHONE NETWORKS
  Genting Bhd. ..............................................   MAL           183,000        613,297         0.3
    LEISURE & TOURISM
  Guangshen Railway Co., Ltd. ...............................   HK          3,195,000        598,121         0.3
    TRANSPORTATION - ROAD & RAIL
  Telekom Malaysia Bhd. .....................................   MAL           171,000        517,622         0.3
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Rostelecom - ADR-/- {\/} ..................................   RUS            24,100   $    516,644         0.3
    TELEPHONE - LONG DISTANCE
  Danubius Hotel and Spa Rt.-/- .............................   HGRY           19,037        465,275         0.2
    LEISURE & TOURISM
  Malaysia International Shipping Bhd. - Foreign ............   MAL           240,000        421,622         0.2
    TRANSPORTATION - SHIPPING
  Telecomunicacoes do Parana (TELPAR) .......................   BRZL          719,000        410,588         0.2
    TELECOM - OTHER
  Advanced Info. Service - Foreign ..........................   THAI           54,600        381,917         0.2
    WIRELESS COMMUNICATIONS
  Telecomunicacoes de Minas Gerais - Telemig ................   BRZL        2,245,200        346,548         0.2
    TELECOM - OTHER
  Tanjong PLC ...............................................   MAL           142,000        326,216         0.2
    LEISURE & TOURISM
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK             3,700        255,300         0.1
    TELEPHONE NETWORKS
  Berjaya Sports Toto Bhd. ..................................   MAL            98,000        234,405         0.1
    LEISURE & TOURISM
  Migros Turk T.A.S. ........................................   TRKY          238,400        233,866         0.1
    RETAILERS-FOOD
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           12,144        200,376         0.1
    RETAILERS-FOOD
  Trade House GUM - ADR{\/} .................................   RUS            38,320        191,600         0.1
    RETAILERS-OTHER
  Super Sol Ltd. ............................................   ISRL           56,545        178,328         0.1
    RETAILERS-FOOD
  Goody's S.A. ..............................................   GREC            6,230        166,723         0.1
    RESTAURANTS
  Siam Makro Public Co., Ltd. - Foreign .....................   THAI           53,400         87,847          --
    RETAILERS-OTHER
  Indian Hotels Co., Ltd. ...................................   IND             2,700         36,037          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          40,392,606
                                                                                        ------------
Finance (19.1%)
  Alpha Credit Bank .........................................   GREC           21,400      2,257,807         1.1
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ..............   BRZL               --             --         1.0
    BANKS-MONEY CENTER
    Units{=} ................................................   --         16,569,429      1,275,274          --
    GDR-/- {\/} .............................................   --             21,670        861,383          --
  Turkiye Garanti Bankasi AS-/- .............................   TRKY       37,629,400      1,996,355         1.0
    BANKS-REGIONAL
  ABSA Group Ltd. ...........................................   SAFR          176,757      1,530,553         0.8
    BANKS-REGIONAL
  Yapi ve Kredi Bankasi AS ..................................   TRKY       27,168,347      1,332,582         0.7
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ........................................   ISRL          494,510      1,328,163         0.7
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F3

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Commercial International Bank: ............................   EGPT               --             --         0.6
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................   --             63,000   $  1,067,850          --
    Common ..................................................   --             14,000        240,705          --
  Credicorp Ltd. - ADR{\/} ..................................   PERU           77,770      1,302,648         0.6
    BANKS-MONEY CENTER
  Akbank T.A.S. .............................................   TRKY       15,141,000      1,288,273         0.6
    BANKS-REGIONAL
  Cathay Life Insurance Co., Ltd. ...........................   TWN           319,000      1,277,161         0.6
    INSURANCE-BROKER
  National Bank of Greece S.A. ..............................   GREC            6,700      1,178,992         0.6
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           374,300      1,171,068         0.6
    BANKS-MONEY CENTER
  State Bank of India Ltd. ..................................   IND           146,487      1,062,944         0.5
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ...................   SAFR           30,100      1,018,723         0.5
    INSURANCE-LIFE
  China Development Corp.-/- ................................   TWN           353,000        958,250         0.5
    BANKS-MONEY CENTER
  C.G. Smith Ltd. ...........................................   SAFR          189,300        936,665         0.5
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ...............................................   SAFR           30,400        866,423         0.4
    BANKS-REGIONAL
  Standard Bank Investment Corporation Ltd. .................   SAFR           13,930        824,358         0.4
    BANKS-MONEY CENTER
  Ergo Bank S.A. ............................................   GREC            8,600        810,030         0.4
    BANKS-REGIONAL
  Aksigorta AS ..............................................   TRKY       10,482,500        776,481         0.4
    INSURANCE - MULTI-LINE
  Hua Nan Commercial Bank ...................................   TWN           318,000        771,611         0.4
    BANKS-MONEY CENTER
  Banco do Estado de Sao Paulo S.A. - Banespa ...............   BRZL       11,550,000        767,643         0.4
    BANKS-REGIONAL
  National Societe Generale Bank ............................   EGPT           30,000        754,298         0.4
    BANKS-MONEY CENTER
  MISR International Bank - Reg S GDR-/- {c} {\/} ...........   EGPT           57,300        716,250         0.4
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            28,226        691,537         0.3
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE           42,284        679,187         0.3
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            23,178        673,611         0.3
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ...........................   TRKY        4,775,900        602,366         0.3
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ....................................   ISRL          298,645        546,046         0.3
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} .........................   KAZ            19,530        512,663         0.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F4

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE           28,448   $    508,508         0.3
    INVESTMENT MANAGEMENT
  Bank Slaski S.A. ..........................................   POL             5,773        494,974         0.2
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. ............................   GREC            7,460        469,425         0.2
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} ...........................   CHLE           33,100        463,400         0.2
    BANKS-REGIONAL
  National Development Bank-/- ..............................   SLNKA         120,200        446,381         0.2
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................   ARG            32,100        441,375         0.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            10,750        417,906         0.2
    REAL ESTATE
  Bank of the Philippine Islands ............................   PHIL          145,200        362,547         0.2
    BANKS-MONEY CENTER
  F.I.B.I. Holdings Ltd. ....................................   ISRL            1,851        328,426         0.2
    BANKS-REGIONAL
  Liberty Investors Ltd. ....................................   SAFR           63,600        324,137         0.2
    INVESTMENT MANAGEMENT
  Muslim Commercial Bank Ltd.-/- ............................   PAK           403,000        320,204         0.2
    BANKS-MONEY CENTER
  Ayala Land, Inc. ..........................................   PHIL          807,600        317,596         0.2
    REAL ESTATE
  Global Menkul Degerler AS-/- ..............................   TRKY       13,011,257        312,583         0.2
    SECURITIES BROKER
  National Mortgage Bank of Greece ..........................   GREC            3,810        289,757         0.1
    BANKS-REGIONAL
  OTP Bank Rt. ..............................................   HGRY            5,370        254,599         0.1
    BANKS-MONEY CENTER
  Malayan Banking Bhd. ......................................   MAL            83,000        246,757         0.1
    BANKS-MONEY CENTER
  Egyptian American Bank SAE ................................   EGPT            7,490        191,515         0.1
    BANKS-MONEY CENTER
  Shinhan Bank-/- ...........................................   KOR            26,400        102,831         0.1
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance-/- ........................   KOR               300         88,764          --
    INSURANCE - MULTI-LINE
  Kookmin Bank - GDR-/- {\/} ................................   KOR            12,100         79,376          --
    BANKS-MONEY CENTER
  Bangkok Bank Public Co., Ltd. - Foreign ...................   THAI           24,110         60,587          --
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ..............   THAI           19,300         44,250          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp. .........................   IND                 5            407          --
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          38,644,205
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (15.2%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       13,807,080   $  3,501,577         1.7
    OIL
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         1.5
    ELECTRICAL & GAS UTILITIES
    "B" - ADR{\/} ...........................................   --             89,855      2,010,506          --
    "B" Preferred ...........................................   --         13,148,000        586,515          --
    Common-/- ...............................................   --         10,494,500        431,344          --
  LUKoil Holding - ADR{\/} ..................................   RUS            36,976      2,403,440         1.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL           44,739      2,169,842         1.1
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ................................................   SAFR          214,407      2,164,227         1.1
    ENERGY SOURCES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ............   RUS            67,500      2,160,000         1.1
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG            45,665      1,592,567         0.8
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE           80,362      1,401,312         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................   BRZL        5,481,073      1,342,108         0.7
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE           44,268      1,303,139         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL        2,772,561      1,115,328         0.6
    ELECTRICAL & GAS UTILITIES
  Cukurova Elektrik AS ......................................   TRKY          358,000      1,032,072         0.5
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ........   HGRY           32,360        987,789         0.5
    ENERGY SOURCES
  Gener S.A. - ADR{\/} ......................................   CHLE           37,873        847,408         0.4
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} .....................   PAK            24,750        624,938         0.3
    ENERGY SOURCES
  Manila Electric Co. "B" ...................................   PHIL          201,900        574,697         0.3
    ELECTRICAL & GAS UTILITIES
  Irkutskenergo - ADR{\/} ...................................   RUS            52,000        507,000         0.3
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" ....................................   ARG            77,418        465,329         0.2
    OIL
  Surgutneftegaz - ADR{\/} ..................................   RUS            63,555        444,885         0.2
    OIL
  Petronas Gas Bhd. .........................................   MAL           153,000        372,162         0.2
    OIL
  Chilectra S.A. - ADR{\/} ..................................   CHLE           13,100        361,888         0.2
    ELECTRICAL & GAS UTILITIES
  Ingwe Coal Corp. ..........................................   SAFR          100,200        358,955         0.2
    COAL
  Pakistan State Oil Co., Ltd. ..............................   PAK            65,184        329,102         0.2
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F6

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL       23,126,000   $    301,336         0.1
    OIL
  BSES Ltd. - Reg. S GDR-/- {c} {\/} ........................   IND            18,330        301,070         0.1
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .........   THAI          127,400        247,539         0.1
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. ......................................   MAL           122,000        245,649         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ..................................................   THAI           16,600        175,461         0.1
    OIL
  Korea Electric Power Corp. ................................   KOR            12,500        170,412         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................   BRZL        8,012,000         92,487          --
    ELECTRICAL & GAS UTILITIES
  Transportadora de Gas del Sur S.A. (TGS) - ADR{\/} ........   ARG             2,400         27,750          --
    GAS
  Banpu Public Co., Ltd. - Foreign ..........................   THAI            2,600         17,917          --
    COAL
                                                                                        ------------
                                                                                          30,667,751
                                                                                        ------------
Materials/Basic Industry (12.7%)
  Suez Cement Co. - Reg S GDR{c} {\/} .......................   EGPT          140,235      2,860,794         1.4
    CEMENT
  Helioplis Housing .........................................   EGPT           20,165      2,607,671         1.3
    BUILDING MATERIALS & COMPONENTS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           492,744      2,422,997         1.2
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred ......................   BRZL           69,200      1,633,931         0.8
    METALS - STEEL
  Industrias Penoles S.A. (CP) ..............................   MEX           289,887      1,197,880         0.6
    METALS - NON-FERROUS
  Reliance Industries Ltd. - GDR-/- {\/} ....................   IND           121,000      1,104,125         0.5
    CHEMICALS
  Apasco, S.A. de C.V. ......................................   MEX           159,381      1,083,866         0.5
    CEMENT
  De Beers Centenary AG - Linked Unit{.:} ...................   SAFR           41,800      1,083,780         0.5
    MISC. MATERIALS & COMMODITIES
  Cemex, S.A. de C.V.: ......................................   MEX                --             --         0.5
    CEMENT
    "CPO" ...................................................   --            171,700        859,514          --
    "A" .....................................................   --             43,400        217,256          --
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) .......   SAFR        2,970,244        958,238         0.5
    METALS - STEEL
  Anglo American Platinum Corporation Ltd. ..................   SAFR           51,600        825,191         0.4
    METALS - NON-FERROUS
  Ameriyah Cement Co. .......................................   EGPT           42,386        820,937         0.4
    CEMENT
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           50,900        788,950         0.4
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                                       F7

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Hindalco Industries Ltd.: .................................   IND                --             --         0.3
    METALS - NON-FERROUS
    "GDR"{\/} ...............................................   --             34,200   $    666,900          --
    Common ..................................................   --              1,802         34,278          --
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           14,670        637,228         0.3
    CHEMICALS
  Larsen & Toubro Ltd. - Reg S GDR{c} {\/} ..................   IND            37,100        488,793         0.2
    CEMENT
  Grupo Mexico S.A. "L" .....................................   MEX           147,100        468,914         0.2
    METALS - NON-FERROUS
  Siderca S.A. "A" ..........................................   ARG           187,600        452,161         0.2
    METALS - STEEL
  Nan Ya Plastics Corp. .....................................   TWN           255,000        421,520         0.2
    PLASTICS & RUBBER
  Kuala Lumpur Kepong Bhd. ..................................   MAL           153,000        357,689         0.2
    FOREST PRODUCTS
  Titan Cement Co., S.A. ....................................   GREC            4,000        342,392         0.2
    BUILDING MATERIALS & COMPONENTS
  AECI Ltd. .................................................   SAFR           66,900        331,024         0.2
    CHEMICALS
  Makhteshim Chemical Works Ltd.-/- .........................   ISRL           37,330        317,040         0.2
    CHEMICALS
  Pannonplast Rt. ...........................................   HGRY            7,188        305,009         0.2
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co. .................................   EGPT           14,100        298,990         0.1
    CEMENT
  Dhan Fibres Ltd.-/- .......................................   PAK         4,273,000        291,010         0.1
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- ........................   TRKY        5,880,600        288,438         0.1
    GLASS
  Golden Hope Plantations Bhd. ..............................   MAL           227,000        283,443         0.1
    FOREST PRODUCTS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX           241,000        257,218         0.1
    CEMENT
  Formosa Plastics Corp. ....................................   TWN           127,000        217,637         0.1
    CHEMICALS
  HI Cement Corp. ...........................................   PHIL        1,623,000        194,517         0.1
    CEMENT
  Agros Holding S.A. "C"-/- .................................   POL             8,726        192,826         0.1
    MISC. MATERIALS & COMMODITIES
  Malakoff Bhd. .............................................   MAL            66,000        174,811         0.1
    FOREST PRODUCTS
  Engro Chemicals Pakistan Ltd. .............................   PAK            77,924        173,714         0.1
    CHEMICALS
  Israel Chemicals Ltd. .....................................   ISRL          130,676        157,637         0.1
    CHEMICALS
  Fauji Fertilizer Co., Ltd. ................................   PAK            71,900        141,841         0.1
    CHEMICALS
  Pohang Iron & Steel Co., Ltd. .............................   KOR             2,310        125,269         0.1
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                       F8

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Maderas y Sinteticos S.A. - ADR{\/} .......................   CHLE            8,400   $     80,325          --
    MISC. MATERIALS & COMMODITIES
  Associated Cement Cos., Ltd. ..............................   IND                51          2,009          --
    CEMENT
  Dewan Salman Fibre Ltd.-/- ................................   PAK                 4              2          --
    CHEMICALS
                                                                                        ------------
                                                                                          26,167,765
                                                                                        ------------
Multi-Industry/Miscellaneous (10.6%)
  Haci Omer Sabanci Holding AS: .............................   TRKY               --             --         1.1
    CONGLOMERATE
    Common ..................................................   --         27,128,500      1,982,363          --
    Reg S ADR-/- {c} {\/} ...................................   --             10,700        193,938          --
  Barlow Ltd. ...............................................   SAFR          220,377      2,130,711         1.0
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ............   UK            263,400      2,075,592         1.0
    COUNTRY FUNDS
  Rembrandt Group Ltd. ......................................   SAFR          213,660      1,945,247         1.0
    CONGLOMERATE
  NASR (El) City Company For Housing & Construction .........   EGPT           27,170      1,668,849         0.8
    MISCELLANEOUS
  Central Asia Regional Growth Fund-/- {\/} (::) ............   IRE           156,000      1,659,840         0.8
    COUNTRY FUNDS
  Koc Holding AS ............................................   TRKY        7,734,450      1,641,345         0.8
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           251,000      1,582,456         0.8
    MULTI-INDUSTRY
  Dogan Sirketler Grubu Holding AS-/- .......................   TRKY       15,917,000        908,177         0.4
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           160,832        854,479         0.4
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................   ISRL           31,615        802,231         0.4
    CONGLOMERATE
  John Keells Holdings Ltd.-/- ..............................   SLNKA         143,750        761,003         0.4
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. ...........   SAFR           12,207        722,393         0.4
    CONGLOMERATE
  Romanian Growth Fund-/- ...................................   ROM            75,800        526,810         0.3
    COUNTRY FUNDS
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX            97,800        490,155         0.2
    MULTI-INDUSTRY
  Ayala Corp. ...............................................   PHIL          803,400        356,064         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" ....................................   MEX            64,000        349,847         0.2
    CONGLOMERATE
  Antofagasta Holdings PLC ..................................   UK             56,300        307,390         0.2
    CONGLOMERATE
  Quinenco S.A. - ADR-/- {\/} ...............................   CHLE           27,900        287,719         0.1
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F9

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  ONA (Omnium Nord Africain) S.A. "A" .......................   MOR             1,590   $    168,505         0.1
    CONGLOMERATE
  KEC International Ltd. ....................................   IND               300            287          --
    MISCELLANEOUS
                                                                                        ------------
                                                                                          21,415,401
                                                                                        ------------
Consumer Non-Durables (8.2%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX           277,610      2,058,313         1.0
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. ......................................   IND            51,000      2,026,379         1.0
    PERSONAL CARE/COSMETICS
  ITC Ltd. ..................................................   IND            92,128      1,829,677         0.9
    TOBACCO
  South African Breweries Ltd. ..............................   SAFR           53,912      1,809,693         0.9
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................   MEX           495,083      1,138,632         0.6
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ...........   EGPT           33,135      1,053,693         0.5
    BEVERAGES - ALCOHOLIC
  Eastern Tobacco Co. .......................................   EGPT           43,845        998,674         0.5
    TOBACCO
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE           42,247        855,502         0.4
    BEVERAGES - NON-ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE           21,346        589,683         0.3
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................   GREC           15,140        563,667         0.3
    BEVERAGES - NON-ALCOHOLIC
  C.G. Smith Foods Ltd. .....................................   SAFR           33,000        515,982         0.3
    FOOD
  San Miguel Corp. "B" ......................................   PHIL          309,000        509,213         0.3
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL          663,129        432,034         0.2
    BEVERAGES - ALCOHOLIC
  SUN Brewing Ltd. - GDR-/- {\/} ............................   RUS            22,600        403,122         0.2
    BEVERAGES - ALCOHOLIC
  Far Eastern Textile Ltd. ..................................   TWN           428,000        389,445         0.2
    TEXTILES & APPAREL
  Rothmans of Pall Mall Bhd. ................................   MAL            45,900        381,466         0.2
    TOBACCO
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................   MEX            26,300        356,694         0.2
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................   POL             2,018        200,968         0.1
    BEVERAGES - ALCOHOLIC
  Carlsberg Brewery Malaysia Bhd. ...........................   MAL            44,500        155,149         0.1
    BEVERAGES - ALCOHOLIC
  Nong Shim Co., Ltd. .......................................   KOR             2,000         87,191          --
    FOOD
  Oriental Weavers "C"-/- ...................................   EGPT            3,400         70,948          --
    TEXTILES & APPAREL

    The accompanying notes are an integral part of the financial statements.

                                      F10

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Erciyas Biracilik ve Malt Sanayii AS ......................   TRKY          136,000   $     22,054          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          16,448,179
                                                                                        ------------
Technology (2.7%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ............   TWN           128,164      2,643,383         1.3
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ...................................   ISRL           16,415        634,454         0.3
    SOFTWARE
  Alcatel Teletas Telekomunikasyon Endustri ve Ticaret AS ...   TRKY        3,198,100        505,806         0.3
    TELECOM TECHNOLOGY
  Delta Electronics, Inc. ...................................   TWN           120,000        440,400         0.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ..........................   ISRL            2,459        351,172         0.2
    SEMICONDUCTORS
  Samsung Electronics (1/2 of Common Share) - GDR{\/} .......   KOR            11,300        316,400         0.2
    SEMICONDUCTORS
  United Microelectronics Corporation Ltd.-/- ...............   TWN           158,000        297,119         0.1
    SEMICONDUCTORS
  Tadiran Ltd. ..............................................   ISRL            7,000        272,639         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           5,461,373
                                                                                        ------------
Health Care (2.1%)
  Teva Pharmaceutical Industries Ltd. .......................   ISRL           29,600      1,255,350         0.6
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. .................................   IND            75,000      1,253,779         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ....................   HGRY            7,266        775,646         0.4
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) .................................................   EGPT            9,000        642,763         0.3
    PHARMACEUTICALS
  EGIS Rt. ..................................................   HGRY            5,920        308,743         0.2
    PHARMACEUTICALS
  Medison Co., Ltd. .........................................   KOR            10,200         83,559          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           4,319,840
                                                                                        ------------
Consumer Durables (1.8%)
  Imperial Holdings Ltd. ....................................   SAFR           58,161        794,282         0.4
    AUTOMOBILES
  Hon Hai Precision Industry-/- .............................   TWN           120,400        701,146         0.3
    CONSUMER ELECTRONICS
  Qingling Motors Co., Ltd.{*} ..............................   CHNA        1,475,000        637,951         0.3
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ................   IND                --             --         0.3
    AUTOMOBILES
    GDR{\/} .................................................   --             84,000        611,100          --
    Common ..................................................   --                980          6,859          --

    The accompanying notes are an integral part of the financial statements.

                                      F11

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Mahindra & Mahindra Ltd. - GDR{\/} ........................   IND            42,600   $    317,370         0.2
    AUTOMOBILES
  Ford Otomotiv Sanayi AS ...................................   TRKY          377,000        271,712         0.1
    AUTOMOBILES
  Tofas Turk Otomobil Fabrikasi AS ..........................   TRKY        4,909,000        255,524         0.1
    AUTOMOBILES
  Arcelik AS ................................................   TRKY        2,024,800        227,005         0.1
    APPLIANCES & HOUSEHOLD DURABLES
  BEC World Public Co., Ltd. ................................   THAI            6,100         32,238          --
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                           3,855,187
                                                                                        ------------
Capital Goods (1.8%)
  NICE-Systems Ltd.-/- ......................................   ISRL           15,910        663,132         0.3
    TELECOM EQUIPMENT
  Taiwan Semiconductor Manufacturing Co.-/- .................   TWN           145,000        626,706         0.3
    MACHINERY & ENGINEERING
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX            63,800        441,403         0.2
    CONSTRUCTION
  ECI Telecommunications Ltd.{\/} ...........................   ISRL           13,100        399,550         0.2
    TELECOM EQUIPMENT
  Arabian International Construction-/- .....................   EGPT            7,319        344,170         0.2
    CONSTRUCTION
  Netas Telekomunik-/- ......................................   TRKY          724,500        269,784         0.1
    TELECOM EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................   POL            15,630        223,352         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Display Devices Co. ...............................   KOR             3,690        183,809         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ...................................   KOR            36,240        179,436         0.1
    INDUSTRIAL COMPONENTS
  Samsung Electro-Mechanics Co. .............................   KOR             6,200        130,037         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sindo Ricoh Co. ...........................................   KOR             3,100        109,139         0.1
    OFFICE EQUIPMENT
  Delta Electronics (Thailand) Public Co., Ltd. - Foreign ...   THAI            8,000         82,487          --
    ELECTRICAL PLANT/EQUIPMENT
  LG Electronics ............................................   KOR             5,225         62,230          --
    ELECTRICAL PLANT/EQUIPMENT
  Madeco S.A. - ADR{\/} .....................................   CHLE            2,400         38,400          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           3,753,635
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $185,429,876) ................                            191,125,942        94.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F12

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (1.2%)
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S{c} .........   USD           250,000   $    235,625         0.1
  Russia (1.1%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Interest Notes, 6.72% due 12/15/15+ ....................   USD         3,000,000      2,163,750         1.1
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $2,264,540) ................................................                              2,399,375
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $2,264,540) ............                              2,399,375         1.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Delta Electronics (Thailand) Public Co., Ltd. (UNAV NP
   RTS), due 5/15/98 - Foreign ..............................   THAI            4,000         40,207          --
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Development Rights, due 5/13/98 ...................   KOR               530          9,210          --
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Electronics Rights, due 5/27/98 - GDR 144A{.}
   {\/} .....................................................   KOR               899          8,943          --
    SEMICONDUCTORS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $34,933) .................................                                 58,360          --
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ...............   PHIL          708,400          2,034          --
                                                                                        ------------       -----
    OIL

TOTAL INVESTMENTS (cost $187,729,349)  * ....................                            193,585,711        95.2
Other Assets and Liabilities ................................                              9,695,248         4.8
                                                                                        ------------       -----

NET ASSETS ..................................................                           $203,280,959       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
        {*}  Security denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
          + The coupon rate shown on floating rate note represents the rate at period end.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $189,023,855 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  21,939,088
                 Unrealized depreciation:           (17,377,232)
                                                  -------------
                 Net unrealized appreciation:     $   4,561,856
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS        OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.5                                   3.5
Brazil (BRZL/BRL) ....................   14.2                                  14.2
Chile (CHLE/CLP) .....................    4.5                                   4.5
China (CHNA/RMB) .....................    0.3                                   0.3
Egypt (EGPT/EGP) .....................    7.0                                   7.0
Greece (GREC/GRD) ....................    3.3                                   3.3
Hong Kong (HK/HKD) ...................    0.3                                   0.3
Hungary (HGRY/HUF) ...................    2.6                                   2.6
India (IND/INR) ......................    5.2                                   5.2
Ireland (IRE/IEP) ....................    0.8                                   0.8
Israel (ISRL/ILS) ....................    3.7                                   3.7
Kazakhstan (KAZ/KTS) .................    0.3                                   0.3
Korea (KOR/KRW) ......................    0.9                                   0.9
Malaysia (MAL/MYR) ...................    2.2                                   2.2
Mexico (MEX/MXN) .....................   11.0                                  11.0
Morocco (MOR/MAD) ....................    0.1                                   0.1
Pakistan (PAK/PKR) ...................    1.1         0.1                       1.2
Peru (PERU/PES) ......................    2.3                                   2.3
Philippines (PHIL/PHP) ...............    2.0                                   2.0
Poland (POL/PLZ) .....................    0.5                                   0.5
Romania (ROM/ROL) ....................    0.3                                   0.3
Russia (RUS/SUR) .....................    3.8         1.1                       4.9
South Africa (SAFR/ZAR) ..............   10.8                                  10.8
Sri Lanka (SLNKA/LKR) ................    0.6                                   0.6
Taiwan (TWN/TWD) .....................    4.2                                   4.2
Thailand (THAI/THB) ..................    0.4                                   0.4
Turkey (TRKY/TRL) ....................    6.9                                   6.9
United Kingdom (UK/GBP) ..............    1.2                                   1.2
United States (US/USD) ...............                               4.8        4.8
                                        ------        ---            ---      -----
Total  ...............................   94.0         1.2            4.8      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $203,280,959.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $187,729,349) (Note 1)......  $193,585,711
  U.S. currency.............................................  $      738
  Foreign currencies (cost $8,611,907)......................   8,665,582     8,666,320
                                                              ----------
  Receivable for Fund shares sold.......................................     3,696,199
  Receivable for securities sold........................................     3,162,673
  Dividends receivable..................................................       805,918
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)........       459,815
  Interest receivable...................................................        90,413
                                                                          ------------
    Total assets........................................................   210,467,049
                                                                          ------------
Liabilities:
  Payable for loan outstanding (Note 1).................................     3,353,000
  Payable for securities purchased......................................     1,872,212
  Payable for Fund shares repurchased...................................       788,130
  Payable for investment management and administration fees (Note 2)....       479,744
  Payable for transfer agent fees (Note 2)..............................       243,519
  Payable for printing and postage expenses.............................       131,413
  Payable for service and distribution expenses (Note 2)................       123,207
  Payable for custodian fees............................................        57,525
  Payable for professional fees.........................................        33,130
  Payable for registration and filing fees..............................        22,556
  Payable for fund accounting fees (Note 2).............................         4,139
  Payable for Directors' fees and expenses (Note 2).....................         1,115
  Other accrued expenses................................................        76,400
                                                                          ------------
    Total liabilities...................................................     7,186,090
                                                                          ------------
Net assets..............................................................  $203,280,959
                                                                          ------------
                                                                          ------------
Class A:
Net asset value and redemption price per share ($100,647,556 DIVIDED BY
 8,035,606 shares outstanding)..........................................  $      12.53
                                                                          ------------
                                                                          ------------
Maximum offering price per share (100/95.25 of $12.53) *................  $      13.15
                                                                          ------------
                                                                          ------------
Class B:+
Net asset value and offering price per share ($100,831,448 DIVIDED BY
 8,244,890 shares outstanding)..........................................  $      12.23
                                                                          ------------
                                                                          ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per
 share ($1,801,955 DIVIDED BY 142,562 shares outstanding)...............  $      12.64
                                                                          ------------
                                                                          ------------
Net assets consist of:
  Paid in capital (Note 4)..............................................  $246,288,977
  Undistributed net investment income...................................        73,763
  Accumulated net realized loss on investments and foreign currency
   transactions.........................................................   (48,990,457)
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies................................................        52,314
  Net unrealized appreciation of investments............................     5,856,362
                                                                          ------------
Total -- representing net assets applicable to capital shares outstanding............................................................  $203,280,959
                                                                          ------------
                                                                          ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $111,452)..............................  $ 2,595,058
  Securities lending income.................................................................       85,994
  Interest income...........................................................................       73,454
                                                                                              -----------
    Total investment income.................................................................    2,754,506
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,027,785
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   249,648
    Class B....................................................................      540,658      790,306
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................      778,300
  Interest expense (Note 1).................................................................      347,489
  Custodian fees............................................................................      121,000
  Printing and postage expenses.............................................................      108,600
  Professional fees.........................................................................       68,214
  Registration and filing fees..............................................................       47,060
  Fund accounting fees (Note 2).............................................................       27,756
  Directors' fees and expenses (Note 2).....................................................        6,878
  Other expenses (Note 1)...................................................................        5,429
                                                                                              -----------
    Total expenses before reductions........................................................    3,328,817
                                                                                              -----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc...........................     (609,815)
      Expense reductions (Note 5)...........................................................      (38,259)
                                                                                              -----------
    Total net expenses......................................................................    2,680,743
                                                                                              -----------
Net investment income.......................................................................       73,763
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (35,414,012)
  Net realized loss on foreign currency transactions...........................   (2,083,497)
                                                                                 -----------
    Net realized loss during the period.....................................................  (37,497,509)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................      672,976
  Net change in unrealized appreciation of investments.........................   40,080,042
                                                                                 -----------
    Net unrealized appreciation during the period...........................................   40,753,018
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................    3,255,509
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 3,329,272
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                         APRIL 30, 1998    OCTOBER 31, 1997
                                                                        ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income (loss)........................................   $      73,763      $    (1,050,632)
  Net realized gain (loss) on investments and foreign currency
   transactions.......................................................     (37,497,509)          26,113,895
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies....................         672,976             (282,179)
  Net change in unrealized appreciation (depreciation) of
   investments........................................................      40,080,042          (52,070,476)
                                                                        ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations...       3,329,272          (27,289,392)
                                                                        ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..........................................              --              (37,319)
  In excess of net investment income..................................              --             (104,807)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net investment income..........................................              --               (4,161)
  In excess of net investment income..................................              --              (11,686)
                                                                        ----------------   ----------------
    Total distributions...............................................              --             (157,973)
                                                                        ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested....................     296,466,663        1,140,272,411
  Decrease from capital shares repurchased............................    (339,416,025)      (1,314,030,266)
                                                                        ----------------   ----------------
    Net decrease from capital share transactions......................     (42,949,362)        (173,757,855)
                                                                        ----------------   ----------------
Total decrease in net assets..........................................     (39,620,090)        (201,205,220)
Net assets:
  Beginning of period.................................................     242,901,049          444,106,269
                                                                        ----------------   ----------------
  End of period.......................................................   $ 203,280,959*     $   242,901,049*
                                                                        ----------------   ----------------
                                                                        ----------------   ----------------
 * Includes undistributed net investment income of....................   $      73,763      $            --
                                                                        ----------------   ----------------
                                                                        ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                          CLASS A+
                                          ------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                         YEAR ENDED OCTOBER 31,
                                          APRIL 30,      ---------------------------------------------------------
                                           1998 (d)      1997 (d)    1996 (d)    1995 (d)      1994        1993
                                          ----------     ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  12.20       $  14.26    $  13.85    $  18.81    $  14.42    $  11.10
                                          ----------     ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)..........      0.02*            --        0.11        0.13       (0.02)       0.02**
  Net realized and unrealized gain
   (loss) on investments................      0.31          (2.05)       0.30       (4.32)       4.68        3.38
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      0.33          (2.05)       0.41       (4.19)       4.66        3.40
                                          ----------     ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............        --             --          --          --       (0.01)      (0.08)
  From net realized gain on
   investments..........................        --             --          --       (0.77)      (0.26)         --
  In excess of net investment income....        --          (0.01)         --          --          --          --
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Total distributions.................        --          (0.01)         --       (0.77)      (0.27)      (0.08)
                                          ----------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  12.53       $  12.20    $  14.26    $  13.85    $  18.81    $  14.42
                                          ----------     ---------   ---------   ---------   ---------   ---------
                                          ----------     ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      2.79%(b)     (14.45)%      2.96%     (23.04)%     32.58%      30.90%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $100,648       $113,319    $224,964    $252,457    $417,322    $187,808
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      0.31%(a)      (0.01)%      0.76%       0.89%      (0.11)%       0.1%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................     (0.30)%(a)     (0.09)%      0.64%       0.87%        N/A       (0.11)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.96%(a)       2.10%       1.96%       2.12%       2.06%        2.4%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.57%(a)       2.18%       2.08%       2.14%        N/A        2.61%
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)        N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............       117%(a)        150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016       $ 0.0015    $ 0.0040         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F18

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS B++
                                          ---------------------------------------------------------------------------
                                                                                                           APRIL 1,
                                          SIX MONTHS                                                         1993
                                            ENDED                    YEAR ENDED OCTOBER 31,                   TO
                                          APRIL 30,       ---------------------------------------------   OCTOBER 31,
                                           1998 (d)       1997 (d)    1996 (d)    1995 (d)      1994         1993
                                          ----------      ---------   ---------   ---------   ---------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.94        $  14.02    $  13.68    $  18.68    $  14.39     $ 11.47
                                          ----------      ---------   ---------   ---------   ---------   -----------
Income from investment operations:
  Net investment income (loss)..........     (0.01) *        (0.08)       0.04        0.06       (0.12)       0.00***
  Net realized and unrealized gain
   (loss) on investments................      0.30           (2.00)       0.30       (4.29)       4.67        2.92
                                          ----------      ---------   ---------   ---------   ---------   -----------
    Net increase (decrease) from
     investment operations..............      0.29           (2.08)       0.34       (4.23)       4.55        2.92
                                          ----------      ---------   ---------   ---------   ---------   -----------
Distributions to shareholders:
  From net investment income............        --              --          --          --          --          --
  From net realized gain on
   investments..........................        --              --          --       (0.77)      (0.26)         --
  In excess of net investment income....        --              --          --          --          --          --
                                          ----------      ---------   ---------   ---------   ---------   -----------
    Total distributions.................        --              --          --       (0.77)      (0.26)         --
                                          ----------      ---------   ---------   ---------   ---------   -----------
Net asset value, end of period..........  $  12.23        $  11.94    $  14.02    $  13.68    $  18.68     $ 14.39
                                          ----------      ---------   ---------   ---------   ---------   -----------
                                          ----------      ---------   ---------   ---------   ---------   -----------

Total investment return (c).............      2.51%(b)      (14.91)%      2.49%     (23.37)%     31.77%       25.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $100,831        $127,658    $216,004    $225,861    $291,289     $32,318
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......     (0.19)%(a)      (0.51)%      0.26%       0.39%      (0.61)%      (0.4)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................     (0.80)%(a)      (0.59)%      0.14%       0.37%        N/A       (0.61)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      2.46%(a)        2.60%       2.46%       2.62%       2.56%        2.9% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      3.07%(a)        2.68%       2.58%       2.64%        N/A        3.11% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)         N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............       117%(a)         150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016        $ 0.0015    $ 0.0040         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F19

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                         ADVISOR CLASS+++
                                          -----------------------------------------------
                                          SIX MONTHS   YEAR ENDED OCTOBER    JUNE 1, 1995
                                            ENDED              31,                TO
                                          APRIL 30,    -------------------   OCTOBER 31,
                                           1998 (d)    1997 (d)   1996 (d)       1995
                                          ----------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 12.27     $ 14.38    $ 13.88      $14.71
                                          ----------   --------   --------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.05*       0.05       0.18        0.08
  Net realized and unrealized gain
   (loss) on investments................      0.32       (2.05)      0.32       (0.91)
                                          ----------   --------   --------   ------------
    Net increase (decrease) from
     investment operations..............      0.37       (2.00)      0.50       (0.83)
                                          ----------   --------   --------   ------------
Distributions to shareholders:
  From net investment income............        --       (0.03)        --          --
  From net realized gain on
   investments..........................        --          --         --          --
  In excess of net investment income....        --       (0.08)        --          --
                                          ----------   --------   --------   ------------
    Total distributions.................        --       (0.11)        --          --
                                          ----------   --------   --------   ------------
Net asset value, end of period..........   $ 12.64     $ 12.27    $ 14.38      $13.88
                                          ----------   --------   --------   ------------
                                          ----------   --------   --------   ------------

Total investment return (c).............      3.10%(b)  (14.05)%     3.60%      (5.71)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 1,802     $ 1,924    $ 3,139      $1,675
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      0.81%(a)    0.49%      1.26%       1.39% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.20%(a)    0.41%      1.14%       1.37% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.46%(a)    1.60%      1.46%       1.62% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.07%(a)    1.68%      1.58%       1.64% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)     N/A        N/A         N/A
Portfolio turnover rate++++.............       117%(a)     150%       104%        114%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0016     $0.0015    $0.0040         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and the Fund was renamed AIM Emerging Markets Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued , or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value,

                                      F21

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $16,035,409 were on loan to brokers. The loans were secured by cash collateral of $16,583,830 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic

                                      F22

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received securities lending fees of $85,994.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $10,198,442, of which $5,776,568 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of its total assets. On April 30, 1998, the Fund had $3,353,000 in loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $10,572,144, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the six months ended April 30, 1998 was $334,748. Other interest expense charges amounted to $12,741.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the six months ended April 30, 1998, GT Global retained $8,591 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $1,590 for the six months ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global collected CDSCs in the amount of $565,010. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B

                                      F23

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $123,495,635 and $178,354,580 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F24

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                           CAPITAL SHARE TRANSACTIONS

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1998             OCTOBER 31, 1997
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   17,134,342  $ 200,989,101   57,294,454  $ 859,844,827
Shares issued in connection with
  reinvestment of distributions.........           --             --        8,654        123,333
                                          -----------  -------------  -----------  -------------
                                           17,134,342    200,989,101   57,303,108    859,968,160
Shares repurchased......................  (18,390,591)  (216,637,505) (63,783,507)  (962,241,730)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (1,256,249) $ (15,648,404)  (6,480,399) $(102,273,570)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    4,798,521  $  55,553,088   16,394,355  $ 245,887,976
Shares repurchased......................   (7,248,568)   (83,530,468) (21,109,926)  (316,251,415)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (2,450,047) $ (27,977,380)  (4,715,571) $ (70,363,439)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................    3,375,138  $  39,924,474    2,213,447  $  34,400,471
Shares issued in connection with
  reinvestment of distributions.........           --             --        1,106         15,804
                                          -----------  -------------  -----------  -------------
                                            3,375,138     39,924,474    2,214,553     34,416,275
Shares repurchased......................   (3,389,407)   (39,248,052)  (2,275,943)   (35,537,121)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (14,269) $     676,422      (61,390) $  (1,120,846)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $38,259 under these arrangements.

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter, and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                                      F25

AIM EMERGING MARKETS FUND

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

This report must be accompanied or preceded by a current prospectus.

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  A I M Distributors, Inc.
  Fifty California Street
  27th Floor
  San Francisco, California
  94111-4624

                                 DATED MATERIAL
                                 PLEASE EXPEDITE

                                                       AIM Emerging Markets Fund
   EMM-SAR-1